Exhibit 99.2
Fourth Quarter 2007 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
December 31, 2007

TOC

Quarterly Supplemental Disclosure
December 31, 2007
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning, developing, redeveloping and operating industrial properties and business parks in the Washington, D.C. metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com

Web Site	www.first-potomac.com
Note that certain figures are rounded to the nearest thousand throughout this document which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
December 31, 2007
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, dollars in thousands)
(percentages are representative of total revenues)

	Three Months Ended								Twelve Months Ended
	December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2007
OPERATING REVENUES
Rental	$26,401	81.7%	$26,109	83.5%	$25,794	83.7%	$24,920	82.6%	$103,224	82.9%
Tenant reimbursements and other	5,921	18.3%	5,160	16.5%	5,015	16.3%	5,250	17.4%	21,346	17.1%

	32,322	100.0%	31,269	100.0%	30,809	100.0%	30,170	100.0%	124,570	100.0%

PROPERTY EXPENSES
Property operating	6,482	20.1%	6,813	21.8%	6,288	20.4%	6,752	22.4%	26,335	21.1%
Real estate taxes and insurance	2,810	8.7%	2,933	9.4%	2,829	9.2%	2,634	8.7%	11,206	9.0%

NET OPERATING INCOME	23,030	71.2%	21,523	68.8%	21,692	70.4%	20,784	68.9%	87,029	69.9%

OTHER INCOME (EXPENSE)
General and administrative	(2,504)	7.7%	(2,362)	7.6%	(2,621)	8.5%	(2,966)	9.8%	(10,453)	8.4%
Interest and other income	196	0.6%	123	0.4%	172	0.6%	194	0.6%	685	0.5%

EBITDA	20,722	64.1%	19,284	61.6%	19,243	62.5%	18,012	59.7%	77,261	62.0%

Depreciation and amortization	(10,865)		(9,915)		(10,392)		(9,948)		(41,121)
Interest expense	(9,327)		(9,137)		(8,835)		(8,289)		(35,587)

Income (loss) from continuing operations before minority interests	530		232		16		(225)		553

Minority interests	(17)		(7)		—		5		(20)

NET INCOME (LOSS)	$513		$225		$16		$(220)		$533

Quarterly Supplemental Disclosure
December 31, 2007
FINANCIAL MEASURES
(unaudited, amounts in thousands, except per share data)

	Three Months Ended				Twelve Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007
FUNDS FROM OPERATIONS (“FFO”)

Net income (loss)	$513	$225	$16	$(220)	$533
Add back:
Depreciation & amortization of real estate assets[1]	10,865	9,915	10,392	9,948	41,121
Minority interests	17	7	—	(5)	20

FFO	$11,395	$10,147	$10,408	$9,723	$41,674

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO	$11,395	$10,147	$10,408	$9,723	$41,674
Non-cash stock-based compensation	306	408	401	314	1,428
Straight-line rent, net[2]	(27)	(43)	(113)	(263)	(447)
Deferred market rent	(425)	(412)	(453)	(434)	(1,724)
Non-real estate depreciation[1]	192	196	175	198	762
Debt fair value amortization	(806)	(799)	(781)	(755)	(3,139)
Amortization of finance costs	310	323	232	260	1,124
Amortization of discounts	141	141	141	141	563
Tenant improvements[3]	(1,544)	(1,601)	(1,057)	(711)	(4,913)
Leasing commissions[3]	(594)	(845)	(561)	(859)	(2,859)
Capital expenditures[3]	(445)	(528)	(593)	(620)	(2,186)

AFFO	$8,503	$6,987	$7,799	$6,994	$30,283

Total weighted average shares and OP units:
Basic	24,883	24,880	24,804	24,847	24,853

Diluted	24,996	25,004	25,004	25,093	25,026

FFO per share:
FFO per share and unit — basic	$0.46	$0.41	$0.42	$0.39	$1.68

FFO per share and unit — diluted	$0.46	$0.41	$0.42	$0.39	$1.67

AFFO per share:
AFFO per share and unit — basic	$0.34	$0.28	$0.31	$0.28	$1.22

AFFO per share and unit — diluted	$0.34	$0.28	$0.31	$0.28	$1.21

[1]	Most non-real estate depreciation is classified in general and administrative expense.
[2]	Straight-line rent is net of rent abatement and write-off of uncollectible accounts.
[3]	The following first-generation, development and redevelopment costs have been excluded from the calculation of AFFO:

First-generation costs
Tenant improvements	$1,275	$1,268	$1,328	$593	$4,464
Leasing commissions	347	376	221	137	1,081
Capital expenditures	2,653	2,412	1,417	1,140	7,622
Development	3,620	2,767	1,952	2,766	11,105
Redevelopment	347	239	35	—	621

	$8,242	$7,062	$4,953	$4,636	$24,893

Quarterly Supplemental Disclosure
December 31, 2007
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Total base rent	$23,066	$22,790	$77,107	$77,475
Tenant reimbursement and other	4,443	4,493	15,572	15,103
Property operating expenses	(5,345)	(5,443)	(19,141)	(18,144)
Real estate taxes and insurance	(2,594)	(2,371)	(8,365)	(7,823)

Same-property[1] NOI — accrual basis	19,570	19,469	65,173	66,611

Straight-line revenue, net	(44)	(202)	(142)	(915)
Deferred market rental revenue	(360)	(442)	(1,187)	(1,778)

Same-property[1] NOI — cash basis	$19,166	$18,825	$63,844	$63,918

Change in same-property NOI — accrual basis	0.5%		-2.2%
Change in same-property NOI — cash basis	1.8%		-0.1%

Change in Same Property NOI — accrual basis
Rental revenue increase (decrease)	$102		$(127)
Tenant reimbursement and other (decrease) increase	(50)		469
Occupancy increase (decrease)	174		(241)
Expense increase	(125)		(1,539)

	$101		$(1,438)

Same property percentage of total portfolio (sf)	87.0%	96.3%	71.2%	78.4%

Analysis of Same Property NOI

Total revenues	$32,322	$27,896	$124,570	$104,681
Property operating expenses	6,482	5,629	26,335	20,338
Real estate taxes and insurance	2,810	2,448	11,206	9,026

NOI	23,030	19,819	87,029	75,317

Less: Non-same property NOI[2]	(3,460)	(350)	(21,856)	(8,706)

Same-property[1] NOI — accrual basis	19,570	19,469	65,173	66,611

Straight-line revenue, net	(44)	(202)	(142)	(915)
Deferred market rental revenue	(360)	(442)	(1,187)	(1,778)

Same-property[1] NOI — cash basis	$19,166	$18,825	$63,844	$63,918

Change in same-property NOI — accrual basis	0.5%		-2.2%
Change in same-property NOI — cash basis	1.8%		-0.1%

[1]	Same property comparisons are based upon those properties owned for the entirety of the periods presented. Same property results for the three month periods presented exclude the results of the following non same-properties: 6600 Business Parkway, Crossways Commerce Center (Expansion), John Marshall Highway (Building II), Gateway II, Owings Mills Commerce Center, Park Central, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, River’s Bend II and Annapolis Commerce Park East. Also, same-property results for the twelve months ended December 31, 2007 and 2006 exclude Northridge I & II, River’s Bend Center, Crossways I, Sterling Park Business Center, 1408 Stephanie Way, Airpark Business Center, Chesterfield Business Center, Hanover Business Center, Gateway 270, Davis Drive and Indian Creek Court.

[2]	Non-same property NOI has been adjusted to reflect a normalized management fee percentage in lieu of an administrative overhead allocation for comparative purposes.

Quarterly Supplemental Disclosure
December 31, 2007
CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except per share amounts)

	December 31, 2007	December 31, 2006
	(unaudited)
Assets

Rental property, net	$977,106	$884,882
Cash and cash equivalents	5,198	41,367
Escrows and reserves	13,360	11,139
Accounts and other receivables, net of allowance for doubtful accounts of $700 and $334, respectively	4,365	4,212
Accrued straight-line rents, net of allowance for doubtful accounts of $43 and $41, respectively	6,638	4,973
Deferred costs, net	12,377	9,006
Prepaid expenses and other assets	6,525	6,191
Intangible assets, net	26,730	32,797

Total assets	$1,052,299	$994,567

Liabilities

Mortgage loans	$390,072	$391,393
Exchangeable senior notes, net of discount	122,797	122,234
Senior notes	75,000	75,000
Secured term loan	50,000	—
Unsecured revolving credit facility	38,600	—
Accounts payable and accrued expenses	11,450	8,898
Accrued interest	2,776	2,420
Rents received in advance	4,709	3,196
Tenant security deposits	5,422	4,965
Deferred market rent	9,117	8,883

Total liabilities	709,943	616,989

Minority interest (redemption value $13,957 and $27,382, respectively)	11,545	13,992

Shareholders’ Equity
Common shares, $0.001 par value, 100,000 common shares authorized; 24,251 and 24,127 shares issued and outstanding, respectively	24	24
Additional paid-in capital	429,870	430,271
Dividends in excess of accumulated earnings	(99,083)	(66,709)

Total shareholders’ equity	330,811	363,586

Total liabilities and shareholders’ equity	$1,052,299	$994,567

Quarterly Supplemental Disclosure
December 31, 2007
TOTAL MARKET CAPITALIZATION
(unaudited, dollars in thousands)

		Percent of
		Total Market
		Capitalization
Total common shares outstanding	24,251
Operating Partnership (“OP”) units held by third parties	807

Total common shares and OP units	25,058
Market price at December 31, 2007	$17.29

Total equity capitalization	$433,253	39.0%

Debt capitalization
Fixed-rate debt	$587,869	53.0%
Floating-rate debt	88,600	8.0%

Total debt capitalization	$676,469	61.0%

Total market capitalization	$1,109,722	100.0%

Quarterly Supplemental Disclosure
December 31, 2007
SELECTED OPERATING RATIOS
(unaudited, dollars in thousands)

	Three Months Ended
	December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006
COVERAGE RATIO

Interest Coverage Ratio
EBITDA	$20,722		$19,284		$19,243		$18,012		$17,776
Interest Expense	9,327		9,137		8,835		8,289		7,502

	2.22	x	2.11	x	2.18	x	2.17	x	2.37	x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$2,504		$2,362		$2,621		$2,966		$2,332
Real Estate Revenues	32,322		31,269		30,809		30,170		27,896

	7.7%		7.6%		8.5%		9.8%		8.4%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$676,469		$664,976		$655,800		$613,711		$588,627
Total Market Capitalization	1,109,722		1,211,240		1,239,051		1,324,847		1,318,356

	61.0%		54.9%		52.9%		46.3%		44.6%

Quarterly Supplemental Disclosure
December 31, 2007
OUTSTANDING DEBT
(unaudited, dollars in thousands)

		Principal
		Balance
	Effective	December 31,	Annualized Debt	Maturity	Balance at
Encumbered Properties	Interest Rate	2007	Service	Date	Maturity
Fixed Rate Debt

Herndon Corporate Center[1]	5.66%	$8,538	$603	4/1/2008	$8,549
Norfolk Commerce Park II1	5.28%	7,192	648	8/7/2008	7,034

Deer Park Center[1,2]
6900 English Muffin Way[1,2]
Gateway Center[1,2]
Gateway West[1,2]
4451 Georgia Pacific Boulevard[1,2]
20270 Goldenrod Lane [1,2]
15 Worman’s Mills Court[1,2]
Girard Business Center[1,2]	5.54%	73,546	6,434	9/11/2008	71,825
Girard Place[1,2]
Old Courthouse Square [1,2]
Patrick Center[1,2]
7561 Lindbergh Drive [1,2]
West Park[1,2]
Woodlands Business Center [1,2]

Glenn Dale Business Center[1]	5.13%	8,496	780	5/1/2009	8,033
4200 Tech Court[2]	8.07%	1,752	168	10/1/2009	1,705
Park Central I1	5.66%	4,991	519	11/1/2009	4,523
4212 Tech Court	8.53%	1,710	169	6/1/2010	1,654
Park Central II1	5.66%	6,196	638	11/1/2010	5,289
Enterprise Center[1,2]	5.20%	18,772	1,647	12/1/2010	16,712
Indian Creek Court[1,2]	5.90%	13,199	1,162	1/1/2011	11,982
403/405 Glenn Drive[1]	5.50%	8,790	746	7/1/2011	7,807
4612 Navistar Drive[1,2]	5.20%	13,565	1,131	7/11/2011	11,921
Campus at Metro Park[1,2]	5.25%	24,893	2,028	2/11/2012	21,581
1434 Crossways Boulevard Building II1	5.38%	10,535	826	8/5/2012	8,866
Crossways Commerce Center	6.70%	25,377	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	16,008	1,316	10/1/2012	14,706
Prosperity Business Center[1]	5.75%	3,862	332	1/1/2013	3,242
Aquia Commerce Center I	7.28%	725	165	2/1/2013	42
1434 Crossways Boulevard Building I1	5.38%	8,992	665	3/5/2013	7,597
Linden Business Center[1]	5.58%	7,515	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,742	425	3/1/2014	5,066
Annapolis Commerce Park East[1]	6.25%	8,834	665	6/1/2014	8,010

Plaza 500
Van Buren Business Park
Rumsey Center
Snowden Center	5.19%	100,000	5,190	8/1/2015	100,000
Greenbrier Technology Center II
Norfolk Business Center
Alexandria Corporate Park

Hanover Business Center
Hanover Building D1	6.63%	961	161	8/1/2015	13
Hanover Building C1	6.63%	1,359	161	12/1/2017	13

Chesterfield Business Center
Chesterfield Buildings C, D, G and H1	6.63%	2,501	414	8/1/2015	34
Chesterfield Buildings A, B, E and F1	6.63%	2,829	318	6/1/2021	26

Gateway Centre Building I1	5.88%	1,649	239	11/1/2016	—
Airpark Business Center[1]	6.63%	1,543	173	6/1/2021	14

		$390,072	$30,369		$356,153

Convertible Debt
Exchangeable Senior Notes[3]	4.45%	$122,797	$5,000	12/15/2011	$125,000

Senior Unsecured Debt
Series A Notes	6.41%	$37,500	$2,404	6/15/2013	$37,500
Series B Notes	6.55%	37,500	2,456	6/15/2016	37,500

		$75,000	$4,860		$75,000

Total Fixed Rate Debt		$587,869	$40,229		$556,153

Quarterly Supplemental Disclosure
December 31, 2007
OUTSTANDING DEBT CONTINUED
(unaudited, dollars in thousands)

		Principal
		Balance
	Effective	December 31,	Annualized	Maturity	Balance at
	Interest Rate	2007	Debt Service	Date	Maturity
Floating Rate Debt
Secured Term Loan[4]	LIBOR + 1.10%	50,000	2,850	8/7/2010	50,000
Unsecured Revolving Credit Facility[5]	LIBOR + 1.20%	38,600	2,239	4/26/2010	38,600

Total at December 31, 2007		$676,469	$45,318		$644,753

[1]	The balance includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impacts at December 31, 2007 and actual interest rates are:

	Fair Value	Contractual
Property	Impact	Interest Rate
Herndon Corporate Center	$(25)	5.11%
Deer Park through Woodlands Business Center	610	6.71%
Norfolk Commerce Park II	66	6.90%
4612 Navistar Drive	936	7.48%
Campus at Metro Park	1,623	7.11%
Enterprise Center	1,324	8.03%
Glenn Dale Business Center	285	7.83%
Gateway Centre Building I	88	7.35%
1434 Crossways Boulevard Building I	557	6.25%
1434 Crossways Boulevard Building II	882	7.05%
403 and 405 Glenn Drive	543	7.60%
Linden Business Center	152	6.01%
Owings Mills Business Center	29	5.85%
Prosperity Business Center	63	6.25%
Airpark Business Center	70	7.45%
Hanover Building C	72	7.88%
Hanover Building D	71	8.88%
Chesterfield Buildings A, B, E and F	128	7.45%
Chesterfield Buildings C, D, G and H	157	8.50%
Indian Creek Court	649	7.80%
Park Central I	190	8.00%
Park Central II	396	8.32%
Annapolis Commerce Park East	(234)	5.74%

Total fair value increase (decrease)	$8,632

[2]	The maturity date on these loans represents the anticipated repayment date of the loans, after which the interest rates on the loans increase.

[3]	The balance is net of original issue discount.

[4]	On August 7, 2007, the Company entered into a $50.0 million Secured Term Loan with Key Bank, N.A. The loan, which matures in August 2010, has a one-year extension option and can be expanded to $100.0 million. Borrowings on the facility bear interest at 70 to 125 basis points over one-month LIBOR, depending on the Company’s overall leverage. On January 22, 2008, the Company entered into a $50.0 million interest rate swap to hedge the interest rate exposure on its one-month LIBOR based borrowings. The interest rate swap qualifies for an effective hedge and fixes the Company’s underlying interest rate on a $50 million notional balance at 2.71% plus a spread of 0.70% to 1.25% (depending on the Company’s overall leverage level), for a total rate ranging from 3.41% to 3.96%.

[5]	As of December 31, 2007, the borrowing base for the unsecured revolving credit facility included the following properties: 13129 Airpark Road, Virginia Center, Aquia Commerce Center II, Airpark Place, 15395 John Marshall Highway, Gateway West II, Crossways II, Windsor at Battlefield, Reston Business Campus, Cavalier Industrial Park, Gateway Centre (Building II), Enterprise Parkway, Diamond Hill Distribution Center, Linden Business Center (Building I), 1000 Lucas Way, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center, Sterling Park Land, 1408 Stephanie Way, Davis Drive, Gateway 270, Interstate Plaza, Gateway II, Owings Mills Commerce Center, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, River’s Bend Center II, Park Central (Building V) and Hanover AB.

Quarterly Supplemental Disclosure
December 31, 2007
NET ASSET VALUE ANALYSIS
(unaudited, in thousands)

	Three months
	ended December 31,
	2007	Annualized
Income Statement Items
Total Portfolio In-Place Cash NOI
Total GAAP Revenue	$32,322	$129,288
Straight-line and Deferred Market Rents	(828)	(3,312)
Management Fee Adjustment	249	996
Property Operating Costs	(9,292)	(37,168)

Total Portfolio In-Place Cash NOI	$22,451	$89,804

Total Portfolio Cash NOI @ 94% Occupancy
Total Revenue	$35,077	$140,308
Straight-line and Deferred Market Rents	(907)	(3,628)
Property Operating Costs	(9,571)	(38,284)

Total Portfolio Cash NOI	$24,599	$98,396

Balance Sheet Items
Land for Future Development & CIP
Original Cost Basis of Land held for Future Development	$18,510
Original Cost Basis of Development Assets	4,490
Original Cost Basis of Redevelopment Assets[1]	17,639
Construction In Progress	16,866

Total Land for Future Development & CIP	$57,505

Current Quarter Acquisitions
Cost Basis of current quarter acquisitions	$—

Total Current Quarter Acquisitions	$—

Select Balance Sheet Items
Cash and cash equivalents, escrows and reserves	$18,558
Accounts and other receivables, net of allowance	4,365
Prepaid expenses and other assets	6,525
Accounts payable and accrued expenses	(11,450)
Accrued interest	(2,776)
Rents received in advance	(4,709)
Tenant security deposits	(5,422)
Mortgage and Senior Debt, cash principal balances	(685,101)

Total	$(680,010)

[1]	Represents portion of original purchase under redevelopment.

Quarterly Supplemental Disclosure
December 31, 2007
DEPT MATURITY SCHEDULE
(unaudited)

Quarterly Supplemental Disclosure
December 31, 2007
TOP TEN TENANTS
(unaudited)

					Percentageof Total
		Number		TotalAnnualized	Annualized Rental	Weighted Average
		of	Total Leased	Rental	Revenue -	Remaining Lease
Ranking	Tenant	Leases	Square Feet	Revenue[1]	Cash Basis	Years
1	U.S. Government	26	621,935	$6,980,218	7.3%	3.3
2	Engineering Solutions	1	236,082	2,993,520	3.1%	9.3
3	EDS	2	220,501	2,576,291	2.7%	3.5
4	FKI Logistex	1	215,085	1,852,988	1.9%	8.8
5	Lockheed Martin Corporation	8	148,940	1,719,092	1.9%	3.5
6	Sentara Healthcare	6	157,262	1,577,170	1.7%	6.6
7	State of MD - AOC	11	78,927	1,363,015	1.4%	4.9
8	First Data Corporation	1	117,336	1,333,474	1.4%	0.9
9	Verizon Virginia, Inc.	6	92,829	1,326,553	1.4%	4.6
10	Stock Building Supply, Inc.	1	124,501	1,168,073	1.3%	2.2

	Subtotal Top 10 Tenants	63	2,013,398	22,890,394	24.1%	4.6
	All Remaining Tenants	733	7,741,210	72,269,941	75.9%	3.8

	Total / Weighted Average	796	9,754,608	$95,160,335	100.0%	3.8

[1]	Annualized rental revenue is based on triple-net equivalent cash basis rental revenue as of December 31, 2007.
Tenant NAICS Classification by Total Annualized Rental Revenue

Quarterly Supplemental Disclosure
December 31, 2007
PORTFOLIO ANALYSIS
(unaudited)
PORTFOLIO BY MARKET

					Annualized	Percentage
					Base	of
	Number of		Percent	Percent	Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Occupied	Cash Basis	Base Rent
Maryland	63	3,233,212	91.1%	89.3%	$31,684,934	33.2%
Baltimore	24	876,830	86.2%	83.0%	9,085,693	9.5%
Suburban MD	39	2,356,382	93.0%	91.7%	22,599,241	23.7%

Northern VA	48	2,954,220	87.1%	85.9%	31,279,439	32.9%

Southern VA	53	4,997,510	84.8%	84.5%	32,195,962	33.9%
Richmond	27	1,760,986	88.4%	88.0%	10,900,082	11.5%
Norfolk	26	3,236,524	82.8%	82.6%	21,295,880	22.4%

Total	164	11,184,942	87.2%	86.3%	$95,160,335	100.0%

PORTFOLIO BY PROPERTY TYPE

						Percentage
					Annualized	of
	Number of		Percent	Percent	Base Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Occupied	Cash Basis	Base Rent

Industrial	31	4,070,580	85.7%	85.7%	$28,242,370	29.7%
Business Park	129	6,779,389	88.1%	86.5%	63,881,930	67.1%
Office	3	133,623	80.4%	80.4%	1,838,330	1.9%
Retail	1	201,350	93.4%	93.4%	1,197,705	1.3%

Total	164	11,184,942	87.2%	86.3%	$95,160,335	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage
	Number of		of Leased
	Leases	Square Feet[2]	Portfolio
Triple net	511	6,988,618	71.6%
Industrial gross	92	766,321	7.9%
Full service	193	1,999,669	20.5%

Total	796	9,754,608	100.0%

[1]	Triple-net equivalent.

[2]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
December 31, 2007
MARKET CONCENTRATION
(unaudited)
Market Concentration by Square Footage

	Maryland			Northern VA		Southern VA
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal	Total

Industrial	—	8.1%	8.1%	13.6%	5.7%	9.0%	14.7%	36.4%
Business Park	7.8%	10.0%	17.8%	12.8%	10.1%	19.9%	30.0%	60.6%
Office	—	1.2%	1.2%	—	—	—	—	1.2%
Retail	—	1.8%	1.8%	—	—	—	—	1.8%

Total	7.8%	21.1%	28.9%	26.4%	15.8%	28.9%	44.7%	100.0%

Market Concentration by Annualized Rent

	Maryland			Northern VA	Southern VA
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal	Total

Industrial	—	6.5%	6.5%	16.4%	3.6%	3.2%	6.8%	29.7%
Business Park	9.5%	14.0%	23.5%	16.5%	7.8%	19.3%	27.1%	67.1%
Office	—	1.9%	1.9%	—	—	—	—	1.9%
Retail	—	1.3%	1.3%	—	—	—	—	1.3%

Total	9.5%	23.7%	33.2%	32.9%	11.4%	22.5%	33.9%	100.0%

Quarterly Supplemental Disclosure
December 31, 2007
LEASE EXPIRATIONS
(unaudited)

	Gross Leased Area			Annualized Cash Rental Revenue
	Number of					Average
	Leases	Square	Percent		Percent of	Base Rent
	Expiring	Footage	of Total	Amount	Total	per Sq. Ft.[1]
Year of Lease Expiration

MTM	9	54,020	0.6%	$502,168	0.5%	$9.30
2007 [2]	14	123,872	1.3%	1,281,254	1.3%	10.34
2008	149	1,187,015	12.2%	10,978,612	11.5%	9.25
2009	148	1,677,416	17.2%	14,717,152	15.5%	8.77
2010	137	1,448,490	14.8%	14,993,748	15.8%	10.35
2011	128	2,286,182	23.4%	18,910,798	19.9%	8.27
2012	96	819,683	8.4%	9,499,994	10.0%	11.59
Thereafter	115	2,157,930	22.1%	24,276,609	25.5%	11.25

Total	796	9,754,608	100.0%	$95,160,335	100.0%	$9.76

[1]	Triple-net equivalent.

[2]	The Company treats leases that expire on the last day of the quarter as leased square footage since the tenant is contractually entitled to the space. Of the 123,872 square feet of leases that expired on 12/31/2007, 69,201 square feet were renewed, 42,011 square feet were moved out and 12,660 square feet were held over.

Quarterly Supplemental Disclosure
December 31, 2007
LEASE EXPIRATIONS — CURRENT AND NEXT FOUR QUARTERS
(unaudited)

	Gross Leased Area			Annualized Cash Rental Revenue
	Number of					Average Base
	Leases	Square	Percent		Percent of	Rent per Sq.
	Expiring	Footage	of Total	Amount	Total	Ft.[1]
Quarter of Lease Expiration
2007 - Q4[2]	14	123,872	9.4%	$1,281,254	10.5%	$10.34
2008 - Q1	32	293,095	22.4%	2,628,813	21.4%	8.97
2008 - Q2	31	236,761	18.1%	2,878,269	23.5%	12.16
2008 - Q3	37	146,879	11.2%	1,450,197	11.8%	9.87
2008 - Q4	49	510,280	38.9%	4,021,333	32.8%	7.88

Total	163	1,310,887	100.0%	$12,259,866	100.0%	$9.35

[1]	Triple-net equivalent.

[2]	The Company treats leases that expire on the last day of the quarter as leased square footage since the tenant is contractually entitled to the space. Of the 123,872 square feet of leases that expired on 12/31/2007, 69,201 square feet were renewed, 42,011 square feet were moved out and 12,660 square feet were held over.

Quarterly Supplemental Disclosure
December 31, 2007
PORTFOLIO BY SIZE
(unaudited)

					% of
Square Feet Under			% of Total Square	Annualized Base	Annualized	Revenue per
Lease	Number of Leases	Leased Square Feet	Feet	Rent[1]	Rent	SF
0-4,999	378	922,616	9.5%	$11,009,998	11.6%	$11.93
5,000-9,999	171	1,204,438	12.3%	13,092,753	13.8%	10.87
10,000-14,999	85	1,018,261	10.4%	11,346,278	11.9%	11.14
15,000-19,999	41	692,975	7.1%	6,938,373	7.3%	10.01
20,000-24,999	27	602,551	6.2%	6,360,876	6.7%	10.56
25,000-29,999	22	589,922	6.0%	7,729,100	8.1%	13.10
30,000-34,999	17	548,936	5.6%	4,571,459	4.8%	8.33
35,000-39,999	11	403,927	4.1%	2,907,758	3.1%	7.20
40,000-44,999	6	249,770	2.6%	2,331,142	2.4%	9.33
45,000-49,999	9	419,199	4.3%	3,695,502	3.9%	8.82
50,000-54,999	2	107,483	1.1%	1,519,521	1.6%	14.14
55,000-59,999	2	114,805	1.2%	1,718,141	1.8%	14.97
60,000-64,999	4	246,072	2.5%	3,063,411	3.2%	12.45
65,000-69,999	2	135,321	1.4%	607,784	0.6%	4.49
70,000-74,999	2	143,860	1.5%	865,797	0.9%	6.02
85,000-89,999	1	87,120	0.9%	370,260	0.4%	4.25
90,000-94,999	1	94,950	1.0%	559,256	0.6%	5.89
100,000-104,999	1	104,218	1.1%	1,158,424	1.2%	11.12
115,000-119,999	3	348,619	3.6%	3,208,811	3.4%	9.20
120,000-124,999	5	608,301	6.2%	4,240,049	4.5%	6.97
125,000-129,999	1	127,108	1.3%	603,763	0.6%	4.75
130,000-134,999	1	134,589	1.4%	585,462	0.6%	4.35
155,000-159,999	1	158,400	1.6%	1,067,964	1.2%	6.74
215,000-219,999	1	215,085	2.2%	1,852,988	1.9%	8.62
235,000-239,999	2	476,082	4.9%	3,755,465	3.9%	7.89

Total	796	9,754,608	100.0%	$95,160,335	100.0%	$9.76

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
December 31,  2007
LAND AND PROPERTIES AVAILABLE FOR DEVELOPMENT OR REDEVELOPMENT
(unaudited, dollars in thousands)

		Square Feet
	Developable	Under			Estimated	Estimated
	Building	Development	Projected		Date In	Stabilization	Expected
	Square Feet	/Redevelopment	Cost	Cost to Date	Service	Date	Return
MARYLAND
Assets Under Development/Redevelopment Ammendale Business Park[1]	76,292	76,292	$2,700	$129	Q2-2008	Q1-2009	9%
Gateway 270 [1]	54,967	54,967	500	39	Q2-2008	Q1-2009	10%
Snowden Center	4,500	4,500	1,000	226	Q2-2008	Q1-2009	12%

	135,759	135,759	4,200	394

Additional Developable Land Glenn Dale Business Center	200,000
4612 Navistar Drive	50,000

	250,000

Total	385,759

NORTHERN VIRGINIA
Assets Under Development/Redevelopment
Sterling Park Business Center	57,900	57,900	9,700	1,460	Q2-2008	Q1-2009	9%
Sterling Park Business Center[1]	11,954	11,954	500	100	Q1-2008	Q3-2008	10%
Gateway Centre[1]	4,846	4,846	100	99	Q1-2008	Q2-2008	10%

	74,700	74,700	10,300	1,659

Additional Developable Land
Sterling Park Business Center	392,100
Plaza 500	200,000
Linden Business Center	32,400

	624,500

Total	699,200

SOUTHERN VIRGINIA
Assets Under Development/Redevelopment
Enterprise Parkway[1]	85,221	85,221	4,700	231	Q2-2008	Q3-2009	10%

Additional Developable Land
River’s Bend Center	600,000
Chesterfield Business Center	35,700
Greenbrier Business Center	36,000
Norfolk Commerce Park	17,500

	689,200

Total	774,421

Grand Total	1,859,380	295,680	$19,200	$2,284

SUBSTANTIALLY COMPLETED DEVELOPMENT / REDEVELOPMENT TO BE PLACED IN SERVICE IN 2008

				Estimated
	Completed	Square Feet	Total	Date Placed	Expected
SOUTHERN VIRGINIA	Square Feet	Not Placed in Service	Cost	In Service	Return
Cavalier Industrial Park	96,000	96,000	$5,900	Q2-2008	9%
Crossways Commerce Center[3]	44,912	22,412	5,100	Q4-2008	11%

	140,912	118,412	$11,000

[1]	Redevelopment of existing structure.

[2]	Interest, taxes and other expenses associated with development and redevelopment efforts were capitalized during 2007 prior to substantial completion of construction in December 31, 2007, respectively.

[3]	Pre-Leasing of 22,500 square feet has commenced and was placed into service as of November 12, 2007.

Quarterly Supplemental Disclosure
December 31, 2007
LEASING ANALYSIS
(unaudited)

	Three Months Ended	Twelve Months Ended
Leasing Production[1]	December 31, 2007	December 31, 2007
New and Renewal Leases
Square footage of new and renewal leases	337,876	1,995,330
Number of new and renewal leases commencing	50	213

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	406,656	1,831,707
Square footage of terminated leases	309,266	450,735

Total — expired/early renewal/terminated leases	715,922	2,282,442

Signed in advance of existing tenant’s lease expiration	37,573	41,183
Commencement of previous advance leases	22,500	24,266
Pre-Leasing[2]	—	7,500

Net Absorption	(393,119)	(311,529)

New Leases
New square footage	160,011	794,905
Number of new leases commencing	26	94
Rental Change — Cash[3]
New base rent	$11.93	$10.09
Percentage change in base rent	8.2%	6.5%
Rental Change — GAAP[3]
New base rent	$13.00	$10.82
Percentage change in base rent	17.5%	16.9%
Average capital cost per square foot[4]	$13.68	$12.01
Average downtime between leases (months)	11.7	13.8
Average lease term (months)	63.3	64.1

Renewal Leases
Square footage of renewal leases	177,865	1,200,425
Number of renewal leases commencing	24	119
Retention rate	44%	66%

Suburban MD	56%	77%
Northern VA	28%	46%
Southern VA	55%	69%

Rental Change — Cash
New base rent	$14.12	$9.85
Expiring base rent	$13.44	$9.41
Percentage change in base rent	5.1%	4.6%
Rental Change — GAAP
New base rent	$15.05	$10.33
Expiring base rent	$13.17	$9.36
Percentage change in base rent	14.3%	10.3%

Average capital cost per square foot	$2.38	$2.32
Average lease term (months)	33.3	41.4

[1]	Includes 94,419 square feet of leases and associated costs for leases signed in Q4 2007, of which, 59,710 square feet will commence in Q1 2008 and 11,030 square feet will commence in Q2 2008.

[2]	Pre-leasing at Crossways Commerce Center; construction completed in Q4 2007. A total of 22,500 square feet of pre-leasing commenced in Q4 2007.

[3]	Quarter lease comparison based on 18 leases totaling 69,933 square feet.

[4]	Includes first and second generation TI costs.

Quarterly Supplemental Disclosure
December 31, 2007
MARYLAND REGION
(unaudited)

						Leased at	Occupied at
		Property		Square	Annualized Cash	December	December 31,
Property	Buildings	Type[1,2]	Location	Footage	Basis Rent[3]	31, 2007	2007
SUBURBAN MD

Frederick
15 Worman’s Mill Court	1	BP	Frederick	39,966	$380,113	100.0%	100.0%
Frederick Industrial Park[4]	3	I	Frederick	550,545	4,156,139	97.3%	97.3%
Patrick Center	1	Office	Frederick	66,794	1,163,616	81.4%	81.4%
West Park	1	Office	Frederick	28,889	295,860	88.1%	88.1%

I-270 Corridor
20270 Goldenrod Lane	1	BP	Germantown	24,468	287,000	96.1%	96.1%
7561 Lindbergh Drive	1	I	Gaithersburg	36,000	318,733	100.0%	100.0%
Airpark Place	3	BP	Gaithersburg	82,178	707,650	66.6%	66.6%
Campus at Metro Park	4	BP	Rockville	190,238	3,909,469	100.0%	100.0%
Gateway 270	6	BP	Clarksburg	200,493	2,614,428	99.0%	88.3%
Gateway Center	2	BP	Gaithersburg	44,307	624,707	96.5%	96.5%
Girard Business Park[5]	7	BP	Gaithersburg	298,961	2,462,604	86.4%	84.4%

Beltsville
Ammendale Business Park[6]	6	BP	Beltsville	239,062	2,376,049	88.5%	87.2%

Other
Glenn Dale Business Center	1	I	Glenn Dale	315,191	1,726,314	96.4%	96.4%
Old Courthouse Square	1	Retail	Martinsburg, WV	201,350	1,197,706	93.4%	93.4%
Woodlands Business Center	1	Office	Largo	37,940	378,854	72.7%	72.7%

Total	39			2,356,382	22,599,242	93.0%	91.7%

BALTIMORE

Owings Mills
Owings Mills Business Park[7]	6	BP	Owings Mills	219,812	2,536,812	94.5%	87.1%

Columbia
Rumsey Center	4	BP	Columbia	134,296	1,287,825	85.0%	85.0%
Snowden Center	4	BP	Columbia	140,188	1,612,981	79.9%	77.9%

Other
Deer Park	4	BP	Randallstown	171,125	1,101,428	80.1%	75.2%
Gateway West	4	BP	Westminster	110,107	947,845	76.9%	76.9%
Annapolis Commerce Park East	2	Office	Annapolis	101,302	1,598,802	98.8%	98.8%

Total	24			876,830	9,085,693	86.2%	83.0%

Grand Total	63			3,233,212	$31,684,935	91.1%	89.3%

[1]	I = Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	Frederick Industrial Park consists of the following properties: 4451 Georgia Pacific Boulevard, 4612 Navistar Drive and 6900 English Muffin Way.

[5]	Girard Business Park consists of the following properties: Girard Business Center and Girard Place.

[6]	Ammendale Business Park consists of the following properties: Ammendale Commerce Center and Indian Creek Court.

[7]	Owings Mills Business Park consists of the following properties: Owings Mills Business Center and Owings Mills Commerce Center.

Quarterly Supplemental Disclosure
December 31, 2007
MARYLAND REGION
LEASE EXPIRATIONS
(unaudited)

				% of
	SF of			Annual	Base
Year of Lease	Expiring	% of	Annual Base	Base	Rent[1]
Expiration	Leases	Total SF	Rent[1]	Rent	per SF
Vacant	286,999	8.9%	$—	—	$—
MTM	31,320	1.0%	359,271	1.1%	11.47
2007	40,882	1.3%	453,948	1.4%	11.10
2008	390,991	12.1%	4,189,919	13.2%	10.72
2009	415,371	12.8%	3,727,744	11.8%	8.97
2010	485,744	15.0%	4,422,173	14.0%	9.10
2011	462,841	14.3%	4,173,105	13.2%	9.02
2012	364,741	11.3%	4,851,963	15.3%	13.30
2013	—	0.0%	—	0.0%	—
2014	—	0.0%	—	0.0%	—
2015	711,243	22.0%	9,145,883	28.9%	12.86
2016	—	0.0%	—	0.0%	—
2017	—	0.0%	—	0.0%	—
2018	43,080	1.3%	360,928	1.1%	8.38

Total	3,233,212	100.0%	$31,684,934	100.0%	$10.75

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
December 31, 2007
NORTHERN VIRGINIA REGION
(unaudited)

						Leased at	Occupied at
		Property		Square	Annualized Cash	December 31,	December 31,
Property	Buildings	Type[1,2]	Location	Footage	Basis Rent[3]	2007	2007
Alexandria
Alexandria Corporate Park	1	I	Alexandria	271,730	$4,015,864	89.9%	89.9%
Interstate Plaza	1	I	Alexandria	107,320	—	0.0%	0.0%
Plaza 500	2	I	Alexandria	504,019	5,367,523	96.8%	96.8%

Manassas
Gateway Centre	3	BP	Manassas	95,713	842,863	77.8%	69.7%
Linden Business Center	3	BP	Manassas	108,959	881,755	60.7%	60.7%
Windsor at Battlefield	2	BP	Manassas	153,510	1,883,575	100.0%	83.5%

Reston/Herndon
Herndon Corporate Center	4	BP	Herndon	127,426	1,430,864	68.8%	68.8%
Van Buren Business Park	5	BP	Herndon	107,877	1,348,370	77.9%	77.9%
Reston Business Campus	4	BP	Reston	82,584	1,112,087	93.9%	93.9%

Sterling
Sterling Park Business Center[4]	5	BP	Sterling	366,341	3,373,994	90.9%	90.9%

Chantilly
Lafayette Business Park[5]	6	BP	Chantilly	252,572	3,094,064	80.8%	80.8%

Other
13129 Airpark Road	1	I	Culpeper	149,795	827,516	100.0%	100.0%
15395 John Marshall Highway	1	I	Haymarket	236,082	2,993,520	100.0%	100.0%
Newington Business Park Center	7	I	Lorton	254,242	2,398,724	93.1%	93.1%
Prosperity Business Center	1	BP	Merrifield	71,562	829,282	100.0%	100.0%
Aquia Commerce Center I & II	2	BP	Stafford	64,488	879,438	100.0%	100.0%

Total	48			2,954,220	$31,279,439	87.1%	85.9%

[1]	I = Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	Sterling Park Business Center consists of the following properties: 403/405 Glenn Drive, Davis Drive and Sterling Park Business Center.

[5]	Lafayette Business Park consists of the following properties: Enterprise Center and Tech Court.

Quarterly Supplemental Disclosure
December 31, 2007
NORTHERN VIRGINIA REGION
LEASE EXPIRATIONS
(unaudited)

				% of
Year of	SF of			Annual	Base
Lease	Expiring	% of	Annual Base	Base	Rent[1] per
Expiration	Leases	Total SF	Rent[1]	Rent	SF
Vacant	382,382	12.9%	$—	—	$—
2007	48,206	1.6%	585,746	1.9%	12.15
2008	230,636	7.8%	2,217,793	7.1%	9.62
2009	443,509	15.0%	5,059,454	16.2%	11.41
2010	523,929	17.7%	6,562,634	21.0%	12.53
2011	327,635	11.1%	4,167,214	13.3%	12.72
2012	223,041	7.5%	2,389,124	7.6%	10.71
2013	208,794	7.1%	3,598,653	11.5%	17.24
2014	151,182	5.1%	1,257,633	4.0%	8.32
2015	132,976	4.5%	1,506,543	4.8%	11.33
2016	45,848	1.7%	941,126	3.0%	20.53
2017	236,082	8.0%	2,993,519	9.6%	12.68

Total	2,954,220	100.0%	$31,279,439	100.0%	$12.16

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
December 31, 2007
SOUTHERN VIRGINIA REGION
(unaudited)

					Annualized	Leased at	Occupied at
		Property		Square	Cash Basis	December 31,	December
Property	Buildings	Type[1,2]	Location	Footage	Rent[3]	2007	31, 2007
RICHMOND

North
Virginia Center	1	BP	Glen Allen	119,446	$1,269,397	95.0%	95.0%
Northridge I, II	2	I	Ashland	140,390	670,672	83.3%	83.3%
Hanover Business Center	4	BP	Ashland	183,190	1,025,822	89.9%	89.9%
Park Central	3	BP	Richmond	204,280	2,026,486	87.5%	84.1%

South
River’s Bend Center[4]	6	I	Chester	795,033	4,049,509	87.0%	87.0%
Chesterfield Business Center[5]	11	BP	Richmond	318,647	1,858,196	91.4%	91.4%

Total	27			1,760,986	10,900,082	88.4%	88.0%

NORFOLK

Crossways
Crossways Commerce Center[6]	9	BP	Chesapeake	1,056,785	9,948,108	95.4%	95.4%

Greenbrier
Greenbrier Business Center[7]	4	BP	Chesapeake	404,532	3,662,575	86.1%	86.1%

Chesapeake
Cavalier Industrial Park	3	I	Chesapeake	300,083	1,241,469	100.0%	100.0%
Diamond Hill Distribution Center	4	I	Chesapeake	712,550	1,760,508	60.0%	60.0%

Hampton
1000 Lucas Way	2	BP	Hampton	182,175	1,153,995	91.5%	91.5%
Enterprise Parkway	1	BP	Hampton	318,812	1,337,687	63.7%	63.7%

Norfolk
Norfolk Commerce Park[8]	3	BP	Norfolk	261,587	2,191,538	86.5%	84.1%

Total	26			3,236,524	21,295,880	82.8%	82.6%

Grand Total	53			4,997,510	$32,195,962	84.8%	84.5%

[1]	I = Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	River’s Bend Center consists of the following properties: River’s Bend Center and River’s Bend Center II.

[5]	Chesterfield Business Center consists of the following properties: Airpark Business Center, Chesterfield Business Center and Pine Glen.

[6]	Crossways Commerce Center consists of the following properties: Coast Guard Building, Crossways Commerce Center I, Crossways Commerce Center II, Crossways I, Crossways II, 1434 Crossways Boulevard and 1408 Stephanie Way.

[7]	Greenbrier Business Center consists of the following properties: Greenbrier Technology Center I, Greenbrier Technology Center II and Greenbrier Circle Corporate Center.

[8]	Norfolk Commerce Park consists of the following properties: Norfolk Business Center, Norfolk Commerce Park II and Gateway II.

Quarterly Supplemental Disclosure
December 31, 2007
SOUTHERN VIRGINIA REGION
LEASE EXPIRATIONS
(unaudited)

	SF of			% of	Base
Year of Lease	Expiring	% of Total	Annual Base	Annual	Rent[1]
Expiration	Leases	SF	Rent[1]	Base Rent[1]	per SF
Vacant	760,953	15.2%	$—	—	$—
MTM	22,700	0.5%	142,897	0.4%	6.30
2007	34,784	0.7%	241,560	0.8%	6.94
2008	565,388	11.3%	4,570,900	14.2%	8.08
2009	818,536	16.4%	5,929,954	18.4%	7.24
2010	438,817	8.8%	4,008,941	12.5%	9.14
2011	1,495,706	29.9%	10,570,479	32.8%	7.07
2012	231,901	4.6%	2,258,907	7.0%	9.74
2013	124,006	2.5%	1,377,245	4.3%	11.11
2014	84,961	1.7%	690,396	2.1%	8.13
2015	51,241	1.0%	372,721	1.2%	7.27
2016	134,589	2.7%	585,462	1.8%	4.35
2017	226,935	4.5%	1,362,584	4.2%	6.00
2018	6,993	0.2%	83,916	0.3%	12.00

Total	4,997,510	100.0%	$32,195,962	100.0%	$7.60

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
December 31, 2007
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
The Company believes FFO, NOI, EBITDA and AFFO are appropriate measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful measure of the Company’s property operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s property and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of property performance in the real estate industry.
However, NOI should not be viewed as a measure of the Company’s overall financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
FFO
Management believes that FFO is a useful measure of the Company’s operating performance. The Company computes FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT, which states FFO should represent net income (loss) before minority interest (computed in accordance with GAAP) plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures and including gains (or losses) from debt restructuring and excluding gain on sale of property. Further, other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
Adjusted Funds From Operations
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization.
First generation costs include tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development and redevelopment related expenditures. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.